AMENDMENT NO. 5
                                       TO
                           THIRD AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 5 ("Amendment") is entered into as of April, 1997, among GENERAL DATACOMM INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware, GENERAL DATACOMM, INC., a corporation organized under the laws of the State of Delaware, GDC REALTY, INC., a corporation organized under the laws of the State of Texas, GDC NAUGATUCK, INC., a corporation organized under the laws of the State of Delaware, GENERAL DATACOMM INTERNATIONAL CORP., a corporation organized under the laws of the State of Delaware, GDC FEDERAL SYSTEMS, INC. (formerly known as GENERAL DATACOMM SYSTEMS, INC.), a corporation organized under the laws of the State of Delaware (each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each a "Lender" and collectively, "Lenders") and THE BANK OF NEW YORK COMMERCIAL CORPORATION ("BNYCC"), a New York corporation, as agent for Lenders (BNYCC in such capacity, "Agent").

                                   BACKGROUND

         Borrowers, Lenders and Agent are parties to a Third Amended and Restated Revolving Credit and Security Agreement dated as of November 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Lenders amend certain of the financial covenants contained in the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders or Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

        (a) Section 6.5 of the Loan Agreement is amended in its entirety to provide as follows:

                  "6.5   Tangible Net Worth.  Cause to be maintained at the
end of each fiscal quarter a Tangible Net Worth in an amount not less than the amount set opposite such fiscal quarter end below:

     FISCAL QUARTER ENDING              MINIMUM TANGIBLE NET WORTH
     ---------------------              --------------------------
     March 31, 1997                     $70,044,000
     June 30, 1997                      $60,503,000
     September 30, 1997                 $55,119,000

     December 31, 1997 and at the       the sum of (i) (a) $77,566,000
     end of each fiscal quarter         if the minimum Tangible Net Worth at
     thereafter                         the end of the fiscal quarter ending
                                        June 30, 1997 is less than $80,566,000
                                        or (b) an amount equal to the actual
                                        Tangible Net Worth at the end of the
                                        fiscal quarter ending June 30, 1997
                                        less $3,000,000 if such actual Tangible
                                        Net Worth is equal to or greater than
                                        $80,566,000 plus (ii) the product of
                                        (x) 75% times (y) Net Income (if
                                        positive) during the fiscal quarter
                                        then ended (excluding net additions to
                                        capitalized software) plus (iii) the
                                        product of (x) 75% times (y) the sum
                                        of additional equity contributed to GDC
                                        (excluding stock options and stock
                                        purchase plan payments) and the amount
                                        of subordinated debt proceeds received
                                        by GDC and its Subsidiaries on a
                                        consolidated basis during such fiscal
                                        quarter."

             (b) Section 6.6 of the Loan Agreement is amended in its entirety to provide as follows:

                  "6.6 Total Liabilities to Tangible Net Worth. Cause to be maintained as of the end of each fiscal quarter a ratio of Total Liabilities to Tangible Net Worth of not greater than the ratio set opposite such fiscal quarter end below:

                                                     RATIO OF TOTAL
                                                     LIABILITIES
         FISCAL QUARTER END                          TO TANGIBLE NET WORTH
         ------------------                          ---------------------
         March 31, 1997                              1.20 to 1.0
         June 30, 1997                               1.45 to 1.0
         September 30, 1997                          1.70 to 1.0
         December 31, 1997                           1.00 to 1.0
         March 31, 1998                              1.00 to 1.0
         June 30, 1998                               0.95 to 1.0

         September 30, 1998                          0.95 to 1.0"

         (c) Section 6.7 of the Loan Agreement is amended in its entirety to provide as follows:

                  "6.7 Fixed Charge Coverage Ratio. Cause to be maintained as of the end of each fiscal quarter a Fixed Charge Coverage Ratio for the immediately preceding fiscal quarter equal to or greater than the ratio set opposite such fiscal quarter end below:

                                                     FIXED CHARGE
         FISCAL QUARTER ENDING                       COVERAGE RATIO
         ---------------------                       --------------
         March 31, 1997                              (3.36) to 1.00
         June 30, 1997                               (2.31) to 1.00
         September 30, 1997                          (0.99) to 1.00
         December 31, 1997                            1.30  to 1.00
         March 31, 1998                               1.40 to 1.00
         June 30, 1998                                1.50 to 1.00
         September 30, 1998                           1.60 to 1.00"

         (d) Section 6.8 of the Loan Agreement is amended in its entirety to provide as follows:

                  "6.8   Net Income.  Cause Net Income (loss) for each fiscal
period set forth below to be not less than (more than) the amount set opposite such fiscal period below:

         FISCAL PERIOD                               NET INCOME (LOSS)
         -------------                               -----------------
         October 1, 1996 - March 31, 1997            ($18,700,000)
         January 1, 1997 - June 30, 1997             ($21,700,000)
         October 1, 1996 - September 30, 1997        ($33,651,000)

         April 1, 1997 - September 30, 1997          ($16,700,000)
         July 1, 1997 - December 31, 1997             $        -0-
         October 1, 1997 - March 31, 1998             $ 1,000,000
         January 1, 1998 - June 30, 1998              $ 2,000,000
         October 1, 1997 - September 30, 1998         $ 4,000,000

         April 1, 1998 - September 30, 1998           $ 3,000,000"


         (e) Section 6.9 of the Loan Agreement is amended in its entirety to provide as follows:

                  "6.9   Working Capital.  Cause to be maintained as of the
end of each fiscal quarter, Working Capital in an amount not less than the amount set opposite such fiscal quarter end below.

         FISCAL QUARTER END                       WORKING CAPITAL
         ------------------                       ---------------
         March 31, 1997                           $45,059,000
         June 30, 1997                            $35,736,000
         September 30, 1997                       $30,695,000
         December 31, 1997                        $53,000,000

         March 31, 1998                           $55,000,000
         June 30, 1998                            $57,000,000
         September 30, 1998                       $60,000,000"

         3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by Borrowers and consented and agreed to by Guarantors, (ii) an amendment fee of $10,000, and
(iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

         4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                           (a) This Amendment and the Loan Agreement, as amended
                  hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (b) Upon the  effectiveness  of this Amendment,  each
                  Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                           (c) No Event of Default or Default has  occurred  and
                  is continuing or would exist after giving effect to this Amendment.

                           (d) Borrowers have no defense, counterclaim or
                  offset with respect to the Loan Agreement.

         5.       Effect on the Loan Agreement.

         (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
                                            GENERAL DATACOMM INDUSTRIES, INC.
                                            GENERAL DATACOMM, INC.
                                            GDC REALTY, INC.
                                            GDC NAUGATUCK, INC.
                                            GENERAL DATACOMM INTERNATIONAL CORP.
                                            GDC FEDERAL SYSTEMS, INC.

                                            By:  /s/ DENNIS J. NESLER
                                            --------------------------
                                            Dennis J. Nesler, the Vice-
                                            President of each of the foregoing
                                            corporations


                                             THE BANK OF NEW YORK COMMERCIAL
                                             CORPORATION, as Agent and Lender

                                             By:  /s/ RYAN PEAK
                                             -------------------------------
                                             Name:  Ryan Peak
                                             Its:  Vice President

CONSENTED AND AGREED TO:

DATACOMM RENTAL CORPORATION

By:  /s/ DENNIS J. NESLER
-------------------------
Name: Dennis J. Nesler
Its:  Vice President & Treasurer



GENERAL DATACOMM LTD.

By:  /s/ DENNIS J. NESLER
--------------------------
Name: Dennis J. Nesler
Its:  Vice President & Treasurer

GENERAL DATACOMM FRANCE S.A.R.L.

By:  /s/ DENNIS J. NESLER
--------------------------
Name: Dennis J. Nesler
Its:  Vice President & Treasurer



GENERAL DATACOMM DE MEXICO S.A. DE C.V.

By:  /s/ DENNIS J. NESLER
--------------------------
Name: Dennis J. Nesler
Its:  Vice President & Treasurer



GENERAL DATACOMM PTY LIMITED

By:  /s/ DENNIS J. NESLER
--------------------------
Name: Dennis J. Nesler
Its:  Vice President & Treasurer



GENERAL DATACOMM S.A.R.L.

By:  /s/ DENNIS J. NESLER
--------------------------
Name: Dennis J. Nesler
Its:  Vice President & Treasurer